SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, D.C. 20549

                                    FORM 8-K/A


                                  CURRENT REPORT
                      Pursuant to Section 13 or 15(d) of the
                          Securities Exchange Act of 1934


                 Date of Report (Date of earliest event reported):
                                 January 24, 2001


                       KANSAS CITY SOUTHERN INDUSTRIES, INC.
                (Exact name of company as specified in its charter)


       DELAWARE                  1-4717                   44-0663509
(State or other jurisdiction  (Commission file           (IRS Employer
   of incorporation)             number)              Identification Number)


                 114 West 11th Street, Kansas City, Missouri 64105
                (Address of principal executive offices) (Zip Code)


                 Company's telephone number, including area code:
                                 (816) 983 - 1303


                                  Not Applicable
           (Former name or former address if changed since last report)

Item 9.     Regulation FD Disclosure

As a result of certain adjustments arising from the preparation of its financial statements (unaudited) for the year ended December 31, 2000, Kansas City Southern Industries, Inc. ("KCSI" or "Company") has revised its consolidated statements of income for the three and twelve-month periods ended December 31, 2000 (unaudited), which had previously been furnished. The adjustments reflect a revision from the recognition of a gain related to the sale of certain operating property to a lease transaction, as well as a decrease to deferred tax expense arising from the settlement of various income tax disputes. These adjustments, which affected both the three and twelve-month periods ended December 31, 2000, resulted in a $5.3 million ($3.3 million after-tax) increase in costs and expenses and a corresponding decrease in operating income, as well as a $3.3 million adjustment to the income tax provision, which had the effect of increasing the income tax benefit. While affecting several line items on the statements of income, as furnished previously, these adjustments had no impact on income from continuing operations or earnings per share information.

The Company's revised consolidated condensed statements of income for the three and twelve-month periods ended December 31, 2000 (unaudited) are included hereto as Exhibit 99.1. Additionally, included as Exhibit 99.2 hereto are the Combined KCSR and Gateway Western Operating Statements (unaudited) and the Kansas City Southern Industries, Inc. Preliminary Consolidated Balance Sheets (unaudited), which have been adjusted to reflect these revisions. The information included in this report (including Exhibits 99.1 and 99.2) is being furnished under Item 9 of this Current Report on Form 8-K/A pursuant to Regulation FD and shall not be deemed to be filed.

Item 7.     Financial Statements and Exhibits

(c)         Exhibits

            Exhibit No.                         Document
            (99)                                Additional Exhibits

            99.1 Revised consolidated condensed statements of income for the three and twelve-month periods ended December 31, 2000
                                                (unaudited) for Kansas City
                                                Southern Industries, Inc., are
                                                attached hereto as Exhibit 99.1


            99.2 The following schedules are attached hereto as Exhibit 99.2 Revised Combined Kansas City
                                                Southern Railway and Gateway
                                                Western Operating Statements
                                                (unaudited) and Revised Kansas
                                                City Southern Industries, Inc.
                                                Preliminary Consolidated Balance
                                                Sheets (unaudited)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           Kansas City Southern Industries, Inc.


Date: March 15, 2001                         By: /s/  Louis G. Van Horn
                                                    Louis G. Van Horn
                                             Vice President and Comptroller
                                                (Principal Accounting Officer)

EXHIBIT 99.1



                 KANSAS CITY SOUTHERN INDUSTRIES, INC. and SUBSIDIARY
                                      COMPANIES
                          (excludes Stilwell Financial Inc.)
                     CONSOLIDATED CONDENSED STATEMENTS OF INCOME
                     (dollars in millions, except per share data)
                                     (Unaudited)


                                             Three Months        Twelve Months
                                          Ended December  31, Ended December  31,
                                           -----------------    ----------------
                                             2000                 2000
                                           (Revised)  1999      (Revised) 1999
                                            -------  -------    -------  -------
    Revenues                                $ 134.8  $ 151.7    $ 572.2  $ 601.4

    Costs and expenses                        114.2    132.4      458.3    480.4
    Depreciation and amortization              13.7     13.9       56.1     56.9
                                            -------  -------    -------  -------

    Operating income                            6.9      5.4       57.8     64.1

    Equity in net earnings of
    unconsolidated affiliates:
     Grupo Transportacion Ferroviaria
     Mexicana, S.A. de C.V. (estimated)        2.8      (3.3)      21.6      1.5
     Other                                    (1.1)      0.2        2.2      3.7
    Interest expense                         (11.6)    (14.1)     (65.8)   (57.4)
    Other, net                                 1.2       2.1        6.0      5.3
                                           -------   -------    -------  -------
    Pretax income (loss)                      (1.8)     (9.7)      21.8     17.2

    Income tax provision (benefit)            (5.4)     (2.5)      (3.6)     7.0
                                            -------   -------    ------- -------

    Income (loss) from
    continuing operations                      3.6      (7.2)      25.4     10.2
    Extraordinary items, net of tax:
      Debt retirement costs - KCSR/KCSI          -         -       (7.0)       -
      Debt retirement costs - TFM                -         -       (1.7)       -
                                           -------   -------    -------  -------

    Income (loss) from continuing
    operations, net extraordinary items    $   3.6   $  (7.2)   $  16.7    $10.2
                                           =======   =======    =======  =======

    Per Share Data:

    Basic earnings (loss) per Common
     Share from continuing operations      $  0.06   $ (0.13)    $ 0.44   $ 0.18
    Basic earnings (loss) per Common
     Share - extraordinary items                 -         -      (0.15)       -
                                           -------   -------    -------  -------

    Basic earnings (loss) per Common
    Share, net of extraordinary items      $  0.06   $ (0.13)   $  0.29   $ 0.18
                                           =======   =======    =======  =======


    Weighted Average Common shares
     outstanding (in thousands)             58,132    55,270     56,650   55,142
                                           -------   -------    -------  -------

    Diluted earnings (loss) per Common
     Share from continuing operations      $  0.06   $(0.13)     $ 0.43   $ 0.17
    Diluted earnings (loss) per Common
     Share - extraordinary items                 -         -      (0.15)       -
                                           -------   -------    -------  -------
    Diluted earnings (loss) per Common
     Share, net of extraordinary items     $  0.06   $(0.13)    $  0.28    $0.17
                                           =======   =======    =======  =======

    Diluted Common shares outstanding (in
     thousands)                             59,839    55,270     58,390   57,025
                                           -------   -------    -------  -------

EXHIBIT 99.2

Combined KCSR and Gateway Western
Operating Statements
Dollars in Millions
(Unaudited)

                                   Fourth                        Twelve
                                   Quarter        Fourth         Months        Twelve
                                    2000          Quarter         2000      Months 1999
                                  (Revised)       1999 *        (Revised)        *
                              ------------- -------------   ------------ -------------

Revenues
    Freight Revenue             $     82.3    $     86.6      $   347.6    $    355.0
    Intermodal and
      Automotive Revenue              16.0          16.0           63.0          59.1
    Unit Coal Revenue                 22.2          30.7          103.6         116.3
    Other Revenue                     11.8          14.9           48.9          55.2
                              ------------- -------------   ------------ -------------
      Total Revenues                 132.3         148.2          563.1         585.6
                              ------------- -------------   ------------ -------------

Operating Expenses
    Salaries & Wages                  35.6          39.0          139.3         146.6
    Fringe Benefits                   11.3          13.2           52.6          53.1
    Fuel                              12.8           9.8           48.1          34.2
    Material and Supplies              6.9           8.6           30.5          35.1
    Car Hire                           3.7           6.0           14.8          22.4
    Purchased Services                12.0          16.0           47.9          51.7
    Casualties & Insurance             9.5           9.3           34.0          30.6
    Other                              2.9           9.0            8.9          19.7
                              ------------- -------------   ------------ -------------
      Net Operating Expenses          94.7         110.9          376.1         393.4
                              ------------- -------------   ------------ -------------

Fixed Expenses
    Leases, Net                       13.1          12.0           55.6          52.0
    Depreciation                      12.7          12.9           52.1          50.0
    Taxes (Other Than Income)          2.1           4.0           13.3          15.3
                              ------------- -------------   ------------ -------------
      Total Fixed Expenses            27.9          28.9          121.0         117.3
                              ------------- -------------   ------------ -------------
    Total Expenses                   122.6         139.8          497.1         510.7
                              ------------- -------------   ------------ -------------

Operating Income                       9.7           8.4           66.0          74.9



*  Includes $12.7 million of non-recurring costs and expenses

Kansas City Southern Industries, Inc.                                Preliminary
Consolidated Balance Sheets
Unaudited
(Dollars in Millions)


                                           December 31, 2000   December 31, 1999
                                               (Revised)
Assets
  Cash                                         $      21.5          $      11.9
  Accounts receivable                                135.0                132.2
  Inventories                                         34.0                 40.5
  Other current assets                                25.9                 23.9
                                          -----------------     ----------------
     Total current assets                            216.4                208.5

  Investments held for operating purposes            358.2                337.1
  Properties, net of depreciation                  1,327.8              1,277.4
  Other assets                                        42.1                 34.4
                                          -----------------     ----------------
      Total assets                            $    1,944.5          $   1,857.4
                                          =================     ================

Liabilities and Stockholders' Equity
  Current portion of long-term debt           $       36.2          $      10.9
  Accounts payable                                    52.9                 74.8
  Accrued liabilities                                161.7                168.5
                                          -----------------     ----------------
     Total current liabilities                       250.8                254.2

  Long-term debt                                     638.4                750.0
  Deferred income taxes                              330.4                297.4
  Other                                               81.5                 87.3
  Stockholders' equity                               643.4                468.5
                                          -----------------     ----------------
    Total liabilities and stockholders'       $    1,944.5         $    1,857.4
      equity                              =================     ================

